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                                                                    Exhibit 10ii

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------



As independent public accountants, we hereby consent to the use of our report (and to all references to our Firm) included in or made a part of this registration statement for Panorama Plus Separate Account of C.M. Life Insurance Company.




                                                             ARTHUR ANDERSEN LLP



Hartford, Connecticut
April 25, 1997



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